PLANNED DISPOSAL OF SUPER TV	12 Months Ended
Dec. 31, 2014
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PLANNED DISPOSAL OF SUPER TV
3.	PLANNED DISPOSAL OF SUPER TV

On October 9, 2014, the Group has entered into a share transfer agreement (as amended by a supplementary agreement dated October 27, 2014) with Tongda Venture and Cinda Investment Co., Ltd. (“Cinda Investment”), whereby Tongda Venture will acquire 100% equity interest of Super TV, which is made up of the Group’s CA, Screen Cross and VOD businesses. In exchange, the Group will receive a total consideration of approximately RMB3.2 billion, consisting of RMB2.4 billion in cash and RMB0.8 billion in shares of Tongda Venture which will represent 17.24% of the ordinary shares of Tongda Venture. The consideration is subject to a profit compensation agreement, under which the Group is obligated to return certain compensation to Tongda Venture if specified performance targets for each of the fiscal years of 2014, 2015 and 2016 are not met. In connection with the transfer, Cinda Investment is granted a warrant, exercisable within three months after the completion of the sale of Super TV, to subscribe for the Company’s new shares at a price of $3.33 per share for an amount between $25,000 and $30,000. In addition, Cinda Investment has the option to subscribe for no more than an 8% equity interest in each of Cyber Cloud and Joysee, the subsidiaries of the Company.

The share transfer agreement can only come into effect after all the relevant PRC governmental approvals have been obtained, which have not yet been obtained as of December 31, 2014. Without the approvals from relevant PRC government authorizes, the Company does not have the authority to approve the disposal of Super TV. As such, the Company has classified the assets and liabilities of Super TV as held and used as of December 31, 2014 and will continue to do so until such a time all the relevant PRC governmental approvals are obtained.